Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Village Super Market, Inc. (the “Company”) on Form 10-Q for the period ended January 26, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Van Orden certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Van Orden
John Van Orden
Chief Financial Officer &
Principal Financial Officer
March 6, 2019